DODIE KENT
                                                              Vice President and
                                                       Associate General Counsel
                                                                  (212) 314-3970
                                                                   Fax: 314-3959

[AXA EQUITABLE LOGO]

                                                    March 5, 2009
VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

          Re: Separate Account FP of AXA Equitable Life Insurance Company (the "Account") (Registration Nos. 333-17669 and 811-04335; 333-17665
               and 811-04335; 333-17671 and 811-04335; 333-17641 and 811-04335;
               333-17637 and 811-04335; 333-17663 and 811-04335; 333-17639 and
               811-04335; 333-17625 and 811-04335; 333-115985 and 811-04335;
               333-76130 and 811-04335; 333-103199 and 811-04335; 333-103202
               and 811-04335; 333-132200 and 811-04335; 333-134307 and 811-04335
               (Incentive Life, Incentive Life 2000,Champion 2000, Survivorship 2000 and Survivorship Incentive Life, SP-Flex, Incentive Life Plus and Incentive Life and Special Offer Policy, IL Protector, IL COLI II, Accumulator Life, Paramount Life, Incentive Life '02 and Incentive Life '06 and Incentive Life Optimizer, Survivorship Incentive Life '02 and Survivorship Incentive Life Legacy, IL COLI and IL COLI '04 and Corporate Owned Incentive Life, and Incentive Life Legacy, respectively)

Commissioners:

     AXA Equitable, on behalf of Registrant, has sent to contract owners the annual reports, for the period ended December 31, 2008, for the following underlying mutual funds ("Funds") in which Registrant invests:

  o  AXA Premier VIP Trust underlying funds:
       AXA Aggressive Allocation;
       AXA Conservative Allocation;
       AXA Conservative-Plus Allocation;
       AXA Moderate Allocation;
       AXA Moderate-Plus Allocation;
       Multimanager Aggressive Equity;
       Multimanager Core Bond;
       Multimanager Health Care;
       Multimanager High Yield;
       Multimanager International Equity;
       Multimanager Large Cap Core Equity;
       Multimanager Large Cap Growth;
       Multimanager Large Cap Value;
       Multimanager Mid Cap Growth;
       Multimanager Mid Cap Value;
       Multimanager Small Cap Growth;
       Multimanager Small Cap Value;
       Multimanager Technology

  o  EQ Advisors Trust underlying funds:
       EQ/AllianceBernstein Common Stock;
       EQ/AllianceBernstein Intermediate Government Securities;
       EQ/AllianceBernstein International;
       EQ/AllianceBernstein Small Cap Growth;
       EQ/Ariel Appreciation II;
       EQ/AXA Rosenberg Value Long/Short Equity
       EQ/BlackRock Basic Value Equity;
       EQ/BlackRock International Value;
       EQ/Boston Advisors Equity Income;
       EQ/Calvert Socially Responsible;
       EQ/Capital Guardian Growth;
       EQ/Capital Guardian Research;
       EQ/Caywood-Scholl High Yield Bond;
       EQ/Equity 500 Index;
       EQ/Evergreen International Bond;
       EQ/Evergreen Omega;
       EQ/GAMCO Mergers and Acquisitions;
       EQ/GAMCO Small Company Value;
       EQ/International Core PLUS
       EQ/International Growth;
       EQ/JPMorgan Core Bond;
       EQ/JPMorgan Value Opportunities;
       EQ/Large Cap Core PLUS
       EQ/Large Cap Growth Index;
       EQ/Large Cap Growth PLUS
       EQ/Large Cap Value Index;
       EQ/Large Cap Value PLUS;
       EQ/Long Term Bond;
       EQ/Lord Abbett Growth and Income;
       EQ/Lord Abbett Large Cap Core;
       EQ/Lord Abbett Mid Cap Value;
       EQ/Marsico Focus;
       EQ/Mid Cap Index;
       EQ/Mid Cap Value PLUS
       EQ/Money Market;
       EQ/Montag & Caldwell Growth;
       EQ/PIMCO Real Return;
       EQ/Quality Bond PLUS;
       EQ/Short Duration Bond;
       EQ/Small Company Index;
       EQ/T. Rowe Price Growth Stock;
       EQ/UBS Growth and Income;
       EQ/Van Kampen Comstock;
       EQ/Van Kampen Emerging Markets Equity;
       EQ/Van Kampen Mid Cap Growth;
       EQ/Van Kampen Real Estate

  o  Vanguard Variable Insurance Fund underlying fund:
       Vanguard VIF Equity Index

  o  Fidelity Variable Insurance Products Fund underlying funds:
       Fidelity VIP Asset Manager Growth;
       Fidelity VIP Contrafund;
       Fidelity VIP Equity-Income;
       Fidelity VIP Growth & Income;
       Fidelity VIP High Income;
       Fidelity VIP Investment Grade Bond;
       Fidelity VIP Mid Cap;
       Fidelity VIP Value;
       Fidelity VIP Value Strategies

  o  The Prudential Series Fund Natural Resources

     Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

     AXA Equitable understands that the Funds have filed or will file their reports with the Commission under separate cover.

     Please direct any question or comment to the undersigned.


                                                     Very truly yours,

                                                     /s/ Dodie Kent
                                                     ------------------
                                                     Dodie Kent


                      AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104